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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2004
                                                        -------------------

                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                      1-16383             95-4352386
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                       717 Texas Avenue
                          Suite 3100
                        Houston, Texas                          77002
           (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

         On December 15, 2004, Cheniere Energy, Inc. (the "Company") issued a press release announcing that at today's Commission meeting, the Federal Energy Regulatory Commission (FERC) approved the construction of the Company's Sabine Pass LNG Receiving Terminal in Cameron Parish, Louisiana. The approval, under
Section 3 of the Natural Gas Act, authorizes the Company's wholly owned limited partnership, Sabine Pass LNG, L.P. to site, construct and operate a liquefied natural gas (LNG) receiving terminal. FERC concurrently approved the associated Cheniere Sabine Pass Pipeline Company project under Section 7 of the Natural Gas Act. The December 15, 2004 FERC action authorizes the Company's wholly owned entities to site, construct and operate the Sabine Pass LNG receiving terminal and associated pipeline, subject to specified conditions which the Company expects to satisfy. Construction of the facility is planned to begin in the first quarter of 2005. The press release issued by the Company on December 15, 2004, is attached as Exhibits 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

c) Exhibits

 Exhibit Number                      Description
---------------                      -----------
      99.1         Press Release dated December 15, 2004 (filed herewith).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHENIERE ENERGY, INC.


Date:  December 15, 2004             By:  /s/ Don A. Turkleson
                                    -----------------------------------------
                                     Name:    Don A. Turkleson
                                     Title:   Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit Number     Description
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    99.1           Press Release dated December 15, 2004 (filed herewith).